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Exhibit 99.2

PROMISSORY NOTE

$106,000,000.00	New York, New York
November 22, 2004

FOR VALUE RECEIVED MAGUIRE PROPERTIES-IRVINE MV CAMPUS, LLC, a Delaware limited liability company, having an address at 333 South Grand Avenue, Los Angeles, California 90071, as maker ("Borrower"), hereby unconditionally promises to pay to the order of COLUMN FINANCIAL, INC., a Delaware corporation, as payee, having an address at 11 Madison Avenue, New York, New York 10010 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of One Hundred Six Million And No/100 Dollars ($106,000,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times set forth on Schedule I attached hereto and made a part hereof and as further specified in the Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by

Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower" as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "Borrower" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a trust, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the trustee or the beneficiaries relating to the trust, and the term "Borrower" as used herein, shall include any alternate or successor trust, but any predecessor trust and its trustees shall not thereby be released from any liability. Nothing in the foregoing four sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in

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such partnership, corporation, limited liability company or trust, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: EXCULPATION

The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9: GOVERNING LAW

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR

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PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11: JOINT AND SEVERAL

If more than one Person has executed this Note as "Borrower", the obligations of all such Persons hereunder shall be joint and several.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

MAGUIRE PROPERTIES-IRVINE MV
CAMPUS, LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

Maguire Properties - Irvine MV Campus, LLC Debt Service Schedule
Interest Rate	5.066%
Months of Interest Only	84
Amortization (After I/O)	1,000
Annual Constant	5.066%
Annual Payment	5,369,960

Day Count	Actual/360	360

Period	Payment Date	Days In Period	Beginning Balance	Payment	Interest	Principal	Ending Balance
1	1/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
2	2/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
3	3/11/2005	28.00	106,000,000	417,663.56	417,663.56	-	106,000,000
4	4/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
5	5/11/2005	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
6	6/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
7	7/11/2005	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
8	8/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
9	9/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
10	10/11/2005	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
11	11/11/2005	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
12	12/11/2005	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
13	1/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
14	2/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000

(Schedule is continued on following page.)

Maguire Properties - Irvine MV Campus, LLC

Debt Service Schedule

(Continued from previous page.)

Period	Payment Date	Days In Period	Beginning Balance	Payment	Interest	Principal	Ending Balance
15	3/11/2006	28.00	106,000,000	417,663.56	417,663.56	-	106,000,000
16	4/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
17	5/11/2006	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
18	6/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
19	7/11/2006	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
20	8/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
21	9/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
22	10/11/2006	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
23	11/11/2006	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
24	12/11/2006	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
25	1/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
26	2/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
27	3/11/2007	28.00	106,000,000	417,663.56	417,663.56	-	106,000,000
28	4/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
29	5/11/2007	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
30	6/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
31	7/11/2007	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000

(Schedule is continued on following page.)

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Maguire Properties - Irvine MV Campus, LLC

Debt Service Schedule

(Continued from previous page.)

Period	Payment Date	Days In Period	Beginning Balance	Payment	Interest	Principal	Ending Balance
32	8/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
33	9/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
34	10/11/2007	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
35	11/11/2007	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
36	12/11/2007	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
37	1/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
38	2/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
39	3/11/2008	29.00	106,000,000	432,580.11	432,580.11	-	106,000,000
40	4/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
41	5/11/2008	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
42	6/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
43	7/11/2008	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
44	8/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
45	9/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
46	10/11/2008	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
47	11/11/2008	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
48	12/11/2008	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000

(Schedule is continued on following page.)

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Maguire Properties - Irvine MV Campus, LLC

Debt Service Schedule

(Continued from previous page.)

Period	Payment Date	Days In Period	Beginning Balance	Payment	Interest	Principal	Ending Balance
49	1/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
50	2/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
51	3/11/2009	28.00	106,000,000	417,663.56	417,663.56	-	106,000,000
52	4/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
53	5/11/2009	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
54	6/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
55	7/11/2009	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
56	8/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
57	9/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
58	10/11/2009	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
59	11/11/2009	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
60	12/11/2009	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
61	1/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
62	2/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
63	3/11/2010	28.00	106,000,000	417,663.56	417,663.56	-	106,000,000
64	4/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000

(Schedule is continued on following page.)

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Maguire Properties - Irvine MV Campus, LLC

Debt Service Schedule

(Continued from previous page.)

Period	Payment Date	Days In Period	Beginning Balance	Payment	Interest	Principal	Ending Balance
65	5/11/2010	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
66	6/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
67	7/11/2010	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
68	8/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
69	9/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
70	10/11/2010	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
71	11/11/2010	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
72	12/11/2010	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
73	1/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
74	2/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
75	3/11/2011	28.00	106,000,000	417,663.56	417,663.56	-	106,000,000
76	4/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
77	5/11/2011	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
78	6/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
79	7/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
80	8/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
81	9/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000

(Schedule is continued on following page.)

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Maguire Properties - Irvine MV Campus, LLC

Debt Service Schedule

(Continued from previous page.)

Period	Payment Date	Days In Period	Beginning Balance	Payment	Interest	Principal	Ending Balance
82	10/11/2011	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000
83	11/11/2011	31.00	106,000,000	462,413.22	462,413.22	-	106,000,000
84	12/11/2011	30.00	106,000,000	447,496.67	447,496.67	-	106,000,000

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